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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   July 25, 2000
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


            1-1175                                    31-4156620
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   (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                  77002
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(Address of Principal Executive Offices)              (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

On July 25, 2000, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the second quarter of 2000.

Item 7.           Financial Statements and Exhibits.

                  Exhibits

                  99.1 Company press release dated July 25, 2000 titled "Cooper Industries Reports Continued Strong Revenue and Earnings Growth in the Second Quarter"

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COOPER INDUSTRIES, INC.
                                                 (Registrant)



Date:    July 25, 2000                           /s/ Diane K. Schumacher
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                                                 Diane K. Schumacher
                                                 Senior Vice President, General
                                                 Counsel and Secretary

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                                  EXHIBIT INDEX


Exhibit
Number   Description
-------  -----------
99.1     Company press release dated July 25, 2000 titled "Cooper Industries
         Reports Continued Strong Revenue and Earnings Growth in the Second
         Quarter"